Exhibit 99.1

NUCYNTA® Franchise

Special Purpose Combined Financial Statements

December 28, 2014 and December 29, 2013

NUCYNTA® Franchise

Index

Page(s)

Independent Auditor’s Report	1-2

Special Purpose Combined Financial Statements

Statements of Assets Acquired and Liabilities Assumed
December 28, 2014 and December 29, 2013	3

Statements of Revenues and Direct Expenses
Fiscal Years Ended December 28, 2014, December 29, 2013 and December 30, 2012	4

Notes to Special Purpose Combined Financial Statements
December 28, 2014 and December 29, 2013	5-13

Independent Auditor’s Report

To the Management of

Janssen Pharmaceuticals, Inc.

We have audited the accompanying special purpose combined financial statements of the NUCYNTA® Franchise of Janssen Pharmaceuticals, Inc. (the “Company”), which is a wholly owned subsidiary of Johnson & Johnson, which comprise the special purpose combined statements of assets to be acquired and liabilities to be assumed as of December 28, 2014 and December 29, 2013, and the related special purpose combined statements of revenues and direct expenses for each of the fiscal years ended December 28, 2014, December 29, 2013 and December 30, 2012.

Management’s Responsibility for the Special Purpose Combined Financial Statements

Management is responsible for the preparation and fair presentation of the special purpose combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the special purpose combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the special purpose combined financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the special purpose combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the special purpose combined financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the special purpose combined financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the special purpose combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the special purpose combined financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the special purpose combined financial statements referred to above present fairly, in all material respects, the assets to be acquired and liabilities to be assumed of the NUCYNTA® Franchise of Janssen Pharmaceuticals, Inc., a wholly-owned subsidiary of Johnson & Johnson, as of December 28, 2014 and December 29 2013 and their revenues and direct expenses for each of the fiscal years ended December 28, 2014, December 29, 2013 and December 30, 2012 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying special purpose combined financial statements were prepared in connection with Johnson & Johnson’s divesture of the NUCYNTA® Franchise of Janssen Pharmaceuticals, Inc., and as described in Note 2, were prepared in accordance with an SEC waiver received by the buyer, for the purposes of the buyer complying with Rule 3-05 of the Securities and Exchange Commission’s Regulation S-X. These special purpose combined financial statements are not intended to be a complete presentation of the financial position, results of operations or cash flows of the NUCYNTA® Franchise of Janssen Pharmaceuticals, Inc. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

Florham Park, New Jersey

March 3, 2015

NUCYNTA® Franchise

Special Purpose Combined Statements of Assets Acquired and Liabilities Assumed

December 28, 2014 and December 29, 2013

(dollars in thousands)

	December 28,	December 29,
	2014	2013

Current assets
Inventories, net	$2,796	$2,331
Total current assets	2,796	2,331

Property, plant and equipment, net	8,885	9,603

Intangible assets, net	6,154	9,056

Total assets acquired	$17,835	$20,990

The accompanying notes are an integral part of these special purpose combined financial statements.

NUCYNTA® Franchise

Special Purpose Combined Statements of Revenues and Direct Expenses

Fiscal Years Ended December 28, 2014, December 29, 2013, and December 30, 2012

(dollars in thousands)

	Year Ended	Year Ended	Year Ended
	December 28,	December 29,	December 30,
	2014	2013	2012

Product revenues, net	$172,238	$173,314	$180,117

Direct and allocated expenses
Cost of revenue	53,968	54,044	51,549
Selling and marketing	36,664	37,292	150,111
General and administrative	8,148	7,065	7,325
Research and development	24,027	19,407	35,138
Total direct and allocated expenses	122,807	117,808	244,123

Product revenues, net in excess of (less than) direct and allocated expenses	$49,431	$55,506	$(64,006)

The accompanying notes are an integral part of these special purpose combined financial statements.

NUCYNTA® Franchise

Notes to Special Purpose Combined Financial Statements

December 28, 2014 and December 29, 2013

(dollars in thousands unless otherwise noted)

1.                                      Background

Janssen Pharmaceuticals, Inc. (“Janssen”), a Pennsylvania corporation, has agreed to divest the U.S. license rights to the NUCYNTA® Franchise of pharmaceutical products as well as certain related assets (the “Business”). Janssen is a wholly owned subsidiary of Johnson & Johnson (the “Parent”).

The NUCYNTA® Franchise includes NUCYNTA® ER (tapentadol) extended release tablets indicated for the management of pain, including neuropathic pain associated with diabetic peripheral neuropathy (“DPN”), severe enough to require daily, around-the-clock, long-term opioid treatment, NUCYNTA® (tapentadol), an immediate release version of tapentadol, for management of moderate to severe acute pain in adults, and NUCYNTA® (tapentadol) oral solution, an approved oral form of tapentadol that has not been commercialized.

On January 15, 2015, Janssen entered into an Asset Purchase Agreement with Depomed, Inc. (the “Buyer”) providing for the sale of the Business. Under the terms of the Asset Purchase Agreement, the approximate purchase price is $1.05 billion, subject to customary adjustments.

Upon transaction closing, all U.S. license rights to the NUCYNTA® Franchise previously licensed by Janssen from Grünenthal GmbH (“Grünenthal”) will transfer to the Buyer. The Buyer will acquire two manufacturing lines, both for the manufacture of NUCYNTA® ER. Janssen will manufacture both NUCYNTA® and NUCYNTA® ER and supply finished product to the Buyer for sale and distribution in the U.S. until the Buyer’s manufacturing facilities are approved by all relevant regulatory authorities. Following approval of the Buyer’s manufacturing facilities, Janssen will continue to manufacture and supply the active pharmaceutical ingredient. Any existing finished goods inventory in Janssen’s possession at transaction closing will transfer to the Buyer.

Janssen will retain financial responsibility for any liabilities relating to products sold prior to transaction closing, and the Buyer will assume financial responsibility for any liabilities relating to products sold on or after transaction closing.

2.                                      Basis of Presentation

These Special Purpose Combined Statements of Assets Acquired and Liabilities Assumed as of December 28, 2014 and December 29, 2013, and the related Special Purpose Combined Statements of Revenues and Direct Expenses for the fiscal years ended December 28, 2014, December 29, 2013 and December 30, 2012 are derived from the historical books and records of Janssen and certain of its affiliates and only present the assets acquired and liabilities assumed and the product revenues and direct expenses, including certain allocated expenses, of the Business. The Buyer will assume no liabilities with the acquisition of the Business. It is impracticable to prepare complete financial statements related to the Business as it was not a separate legal entity of the Parent and was never operated as a stand-alone business, division or subsidiary. The Parent has never prepared full stand-alone or full carve-out financial statements for the Business and has never maintained the distinct and separate accounts necessary to prepare such financial statements.

These Special Purpose Combined Financial Statements have been prepared to reflect the assets acquired and liabilities assumed by the Buyer in accordance with a waiver obtained by the Buyer from the Securities and Exchange Commission which includes all costs directly associated with

NUCYNTA® Franchise

Notes to Special Purpose Combined Financial Statements

December 28, 2014 and December 29, 2013

(dollars in thousands unless otherwise noted)

producing revenues, including a reasonable allocation of expenses, and excludes costs not directly involved in the revenue producing activity, such as corporate overhead, interest and income tax. Therefore, these Special Purpose Combined Financial Statements are not intended to be a complete presentation of the financial position, results of operations or cash flows of the Business in conformity with accounting principles generally accepted in the United States of America. The operations of the Business rely, to varying degrees, on Janssen and certain of its affiliates and other subsidiaries of the Parent for marketing, sales order processing, billing, collection, procurement, customer service, warehousing, information technology, insurance, human resources, accounting, regulatory, treasury, and legal support, and these expenses have been allocated in these Special Purpose Combined Statements of Revenues and Direct Expenses. These Special Purpose Combined Financial Statements are not indicative of the financial condition or results of operations of the acquired Business on a stand-alone basis, because of the reliance of the Business on the Parent and certain of its affiliates.

These Special Purpose Combined Statements of Assets Acquired and Liabilities Assumed include inventories, property, plant and equipment, and intangible assets.

The operations of the Business are included in the consolidated federal income tax return of the Parent, to the extent appropriate, and are included in the foreign, state and local returns of certain other affiliates of the Parent. A provision for income taxes has not been presented in these Special Purpose Combined Financial Statements as the Business has not operated as a stand-alone unit and no allocation of income tax provision/benefit has been made to the Business.

During the fiscal years ended December 28, 2014, December 29, 2013 and December 30, 2012, the Business’ financing requirements were provided by the Parent, and cash generated by the Business was swept to the Parent. As the Business has historically been managed as part of the operations of Janssen and certain of its affiliates and has not been operated as a stand-alone entity, it is not practical to prepare historical cash flow information regarding the Business’ operating, investing, and financing cash flows. As such, statements of cash flows were not prepared for the Business.

3.                                      Allocation of Certain Costs and Expenses

Certain costs and expenses presented in these Special Purpose Combined Financial Statements have been allocated by Janssen and certain of its affiliates to the Business based on a specific identification basis or, when specific identification is not practicable, a proportional cost allocation method (primarily net product revenues or headcount), depending on the nature of the services rendered. Management considers that such allocations have been made on a reasonable basis, but may not necessarily be indicative of the costs that would have been incurred if the Company had been operated on a stand-alone basis for the periods presented.

These Special Purpose Combined Financial Statements reflect a consistent application of methodology each reporting period presented. Allocations of Parent corporate overhead unrelated to the operations of the Business have been excluded from these Special Purpose Combined Financial Statements.

NUCYNTA® Franchise

Notes to Special Purpose Combined Financial Statements

December 28, 2014 and December 29, 2013

(dollars in thousands unless otherwise noted)

Cost of revenue, selling and marketing, and research and development (“R&D”) primarily include allocations for indirect overhead incurred by Janssen on behalf of the Business. General and administrative costs include allocated expenses primarily related to compensation for employees, outside services and shared services incurred. The allocated expenses are included in these Special Purpose Combined Statements of Revenue and Direct Expenses.

The amounts allocated to the Business by Janssen and certain of its affiliates for the periods presented are as follows:

	Year Ended	Year Ended	Year Ended
	December 28,	December 29,	December 30,
	2014	2013	2012

Cost of revenue	$5,694	$5,341	$5,597
Selling and marketing	3,656	4,484	7,394
General and administrative	8,148	7,065	7,325
Research and development	3,766	3,478	5,060
Total allocated expenses	$21,264	$20,368	$25,376

In January 2013, the Business’ selling model changed to a specialty model with a dedicated salesforce targeting a limited number of pain specialists. Prior to 2013, both NUCYNTA® and NUCYNTA® ER were promoted by a larger salesforce that also promoted other Janssen branded products. The changes to the Business’ selling model generated considerable cost savings in 2013 and 2014 compared to 2012. Direct selling costs were $21,287 and $17,961 for the fiscal years ended December 28, 2014 and December 29, 2013, respectively, compared to direct selling costs of $113,533 for the fiscal year ended December 30, 2012.

Costs incurred by the Parent related to the divestiture of the Business have not been included in these Special Purpose Combined Financial Statements. These costs include employee related costs, audit fees and other costs solely related to the divestiture of the Business.

4.                      Summary of Significant Accounting Policies

Annual Closing Date

The Business follows the concept of a fiscal year, which ends on the Sunday nearest to the end of the month of December. The 2014, 2013 and 2012 fiscal years presented consist of 52 weeks.

Principles of Combination

The accompanying Special Purpose Combined Financial Statements include the results allocated to the Business from Janssen and certain of its affiliates. Intercompany accounts and transactions are eliminated.

Use of Estimates

The preparation of these Special Purpose Combined Financial Statements in conformity with accounting principles generally accepted in the U.S. requires management to make certain estimates and assumptions that affect the amounts reported. The estimates and associated assumptions are based on historical experience, complex judgments and various other factors that are believed to be reasonable under the circumstances but are inherently uncertain and

NUCYNTA® Franchise

Notes to Special Purpose Combined Financial Statements

December 28, 2014 and December 29, 2013

(dollars in thousands unless otherwise noted)

unpredictable. These estimates and underlying assumptions can impact all elements of these Special Purpose Combined Financial Statements, including but not limited to, allocations of costs and expenses from the Parent, and accounting for deductions from revenue (e.g., rebates, sales discounts, allowances and incentives). Actual results may or may not differ from these estimates. Also, as discussed in Note 3, these Special Purpose Combined Financial Statements include allocations and estimates that are not necessarily indicative of the amounts that would have resulted if the Business had been operated as a stand-alone entity.

Inventories

Inventories are stated at the lower of cost or market determined by the first-in, first-out method.

Intangible Assets

Intangible assets have finite lives and are amortized over their useful lives and reviewed for impairment when warranted.

Property, Plant, and Equipment and Depreciation

Property, plant, and equipment are stated at cost. Depreciation expense is recorded on a straight-line basis over the estimated useful lives of the assets, which is 7 years for machinery and equipment.

Long-lived assets are assessed for recoverability using undiscounted cash flows. When certain events or changes in operating or economic conditions occur, an impairment assessment may be performed on the recoverability of the carrying value of these assets. If the asset is determined to be impaired, the loss is measured based on the difference between the asset’s fair value and its carrying value. If quoted market prices are not available, the fair value will be estimated using a discounted value of estimated future cash flows. For the periods ended December 28, 2014 and December 29, 2013 and December 30, 2012 no impairment loss was recognized.

Revenue Recognition

The Business recognizes revenue from product sales when the goods are shipped or delivered and title and risk of loss pass to the customer. Provisions for certain rebates, product returns, and discounts to customers are accounted for as reductions in sales in the same period the related sales are recorded. The impact of these provisions on product revenue was $75,406, $70,767 and $61,343 for the fiscal years ended December 28, 2014, December 29, 2013 and December 30, 2012, respectively.

Product discounts granted are based on the terms of arrangements with direct, indirect and other market participants, as well as market conditions, including prices charged by competitors. Rebates, which include Medicaid, are estimated based on contractual terms, historical experience, patient outcomes, trend analysis and projected market conditions in the various markets served. Market conditions are evaluated primarily through the analysis of wholesaler and other third-party sell-through and market research data, as well as internally generated information.

Sales returns are generally estimated and recorded based on historical sales and returns information.

Shipping and Handling

Shipping and handling costs incurred were $457, $614, and $701 for the fiscal years ended December 28, 2014, December 29, 2013 and December 30, 2012, respectively, and are included

NUCYNTA® Franchise

Notes to Special Purpose Combined Financial Statements

December 28, 2014 and December 29, 2013

(dollars in thousands unless otherwise noted)

in “Selling and marketing” on these Special Purpose Combined Statements of Revenues and Direct Expenses.

Research and Development

R&D expenses are expensed as incurred. Upfront and milestone payments made to third parties in connection with R&D collaborations are expensed as incurred up to the point of regulatory approval. Upfront and milestone payments made to third parties subsequent to regulatory approval are capitalized and amortized over the remaining useful life of the related product. Amounts capitalized for such payments are not transferring to the Buyer and are not included in these Special Purpose Combined Statements of Assets Acquired and Liabilities Assumed.

Janssen has collaborative arrangements with Grünenthal, on behalf of the Business, to develop and commercialize certain drug products and pursue intellectual property protection for those products. Both parties are active participants in the collaborations and are exposed to significant risks and rewards dependent on the commercial success of the activities.

Advertising

Costs associated with advertising, which are not material to the Business, are expensed in the year incurred and are included in “Selling and marketing” on these Special Purpose Combined Statements of Revenues and Direct Expenses.

Benefit Plans/Stock Based Compensation

Certain eligible employees of the Business have been awarded stock option grant or restricted stock units under the Parent’s stock option plans. These stock options and restricted stock grants are accounted for under the fair value method of equity-based compensation accounting principles and have been allocated to the Business in these Special Purpose Combined Financial Statements. Stock based compensation expense allocated to the Business was $579, $706, and $1,265 for the fiscal years ended December 28, 2014, December 29, 2013 and December 30, 2012, respectively. Certain eligible employees of the Business also participated in various other Parent benefit plans, as described in Note 8.

Concentrations

NUCYNTA® and NUCYNTA® ER are primarily sold to customers in the wholesale sector. Product revenues to the three largest pharmaceutical wholesalers in the U.S. as a percentage of total product revenues were approximated as follows:

	Year Ended	Year Ended	Year Ended
	December 28,	December 29,	December 30,
	2014	2013	2012

McKesson Corporation	40%	39%	36%
Cardinal Health, Inc.	30%	35%	48%
AmerisourceBergen Corporation	21%	17%	9%

Commitments and Contingencies

From time to time, the Business is involved in various lawsuits and claims regarding product liability, intellectual property, governmental investigations, and other legal proceedings related to the Business’ activities. The Business was insured through a wholly owned captive insurance company covered by the Parent. All liabilities arising out of or relating to legal proceedings and

NUCYNTA® Franchise

Notes to Special Purpose Combined Financial Statements

December 28, 2014 and December 29, 2013

(dollars in thousands unless otherwise noted)

product liability claims relating to products sold prior to transaction closing will be retained by the Parent. Management is not aware of any existing matters that would have a material adverse effect on the Business as of the date of these Special Purpose Combined Financial Statements. See Note 10 for further information regarding legal proceedings.

For the fiscal years ended December 28, 2014, December 29, 2013 and December 30, 2012, respectively, royalty expenses relating to U.S. product sales of NUCYNTA® and NUCYNTA® ER were $28,938, $29,890, and $29,630, and are included in “Cost of revenue” on these Special Purpose Combined Statements of Revenues and Direct Expenses. The royalty agreements are summarized as follows:

Royalty
Licensor	Technology	Product	Expiration

Grünenthal GmbH	Abuse deterrent formulation	Nucynta® and Nucynta® ER	September 2028

Depomed, Inc.	Acuform gastric retentive drug delivery technology	Nucynta® ER	December 2021

NPS Pharmaceuticals, Inc.	Licensing in of technologies used in development of NUCYNTA® and NUCYNTA® ER	Nucynta® and Nucynta® ER	June 2017

5.                                      Inventories, Net

As of December 28, 2014 and December 29, 2013, components of inventory acquired consisted only of finished goods and amounted to $2,796 and $2,331, respectively.

6.                                      Property, Plant and Equipment, Net

	December 28,	December 29,
	2014	2013

Machinery and equipment	$12,046	$5,881
Construction in progress	—	5,822
Total property, plant and equipment	12,046	11,703
Less: Accumulated depreciation	(3,161)	(2,100)
Property, plant and equipment, net	$8,885	$9,603

Depreciation expense incurred related to the property, plant and equipment acquired was $807, $814 and $820 for the fiscal years ended December 28, 2014, December 29, 2013 and December 30, 2012, respectively. Depreciation expense included in these Special Purpose Combined Statements of Revenues and Direct Expenses also includes $989, $1,087 and $880 for the fiscal years ended December 28, 2014, December 29, 2013 and December 30, 2012, respectively, for other property, plant and equipment related to the Business which are not being sold. These Special Purpose Combined Statements of Revenues and Direct Expenses also

NUCYNTA® Franchise

Notes to Special Purpose Combined Financial Statements

December 28, 2014 and December 29, 2013

(dollars in thousands unless otherwise noted)

include additional directly allocable depreciation expense from the Parent related to other property, plant and equipment.

7.                                      Intangible Assets, Net

At the end of December 28, 2014 and December 29, 2013 the gross and net amounts of intangible assets were:

	December 28,	December 29,
	2014	2013

Gross intangible assets	$15,000	$15,000
Less: Accumulated amortization	(8,846)	(5,944)
Intangible assets, net	$6,154	$9,056

The amortization expense was $2,902, $2,902 and $1,501 for the fiscal years ended December 28, 2014, December 29, 2013 and December 30, 2012, respectively, and was included in “Cost of revenue” on these Special Purpose Combined Statements of Revenues and Direct Expenses.

8.                              Pensions and Other Benefit Plans

These Special Purpose Combined Statements of Revenue and Direct Expenses include certain employee benefit expenses. These include medical, dental, comprehensive and preventive for active employees, pension expense, group life insurance and employer match pursuant to the U.S. 401(k) savings plan, are managed on a centralized basis by the Parent, and are calculated using charge-out rates for these benefits. The costs and charge-out rates are determined annually by the Parent for allocation purposes in the Parent’s consolidated financial statements. Charge-out rates are based on a budgeted rate, which approximates actual costs, that is applied to actual salaries for the operating businesses.

Expenses associated with pension and other benefit plans have been allocated to the Business using the methodologies described in Note 3. For the fiscal years ended December 28, 2014, December 29, 2013 and December 30, 2012, $1,136, $1,095 and $19,453, respectively, are included within these Special Purpose Combined Statements of Revenues and Direct Expenses.

9.                              Related Parties

The Business has various relationships with the Parent, Janssen and other subsidiaries of the Parent, whereby they provide services to the Business. For each of the periods presented, the Business’ operations were integrated with the Parent based on a shared services concept, including executive services, finance, information technology, treasury, human resources, corporate governance and operational shared services. The Parent charges the Business for these services based on direct and indirect costs. When specific identification is not practicable, a proportional cost allocation method is used (primarily net product revenues or headcount), depending on the nature of the services received.

NUCYNTA® Franchise

Notes to Special Purpose Combined Financial Statements

December 28, 2014 and December 29, 2013

(dollars in thousands unless otherwise noted)

10.                               Legal Proceedings

Intellectual Property

The following summarizes lawsuits pending against generic companies that have filed Abbreviated New Drug Applications (“ANDAs”) with the United States Food and Drug Administration (the “FDA”) seeking to market generic forms of NUCYNTA® and NUCYNTA® ER prior to expiration of the applicable patents covering those products. In the event these actions are not successful, or the statutory 30-month stays of the ANDAs expire before the United States District Court rulings are obtained, the third-party companies involved will have the ability, upon approval of the FDA, to introduce generic versions of the products at issue to the market, resulting in the potential for substantial market share and revenue losses for the products, and which may result in a non-cash impairment charge in any associated intangible asset.

In July 2013, Janssen filed patent infringement lawsuits in the United States District Court for the District of New Jersey against Actavis Elizabeth LLC, Actavis Inc. and Actavis LLC (collectively, “Actavis”), as well as Alkem Laboratories Limited and Ascend Laboratories, LLC (collectively, “Alkem”). The patent infringement claims against Actavis and Alkem relate to their respective ANDAs seeking approval to market a generic version of NUCYNTA® ER before the expiration of United States Reissue Patent No. 39,593 (the “‘593 patent”), United States Patent No. 7,994,364 (the “‘364 patent”) and, as to Actavis only, United States Patent No. 8,309,060 (the “‘060 patent”). The lawsuit also includes a patent infringement claim against Alkem in response to its ANDA seeking approval to market a generic version of NUCYNTA® before the expiration of the ‘593 and ‘364 patents. In December 2013, Janssen filed an additional complaint in the District Court of New Jersey against Alkem asserting United States Patent No. 8,536,130 related to its ANDA seeking approval to market a generic version of NUCYNTA® ER. In August 2014, Janssen amended the complaint against Alkem to add additional dosage strengths.

In October 2013, Janssen received a Paragraph IV Notice from Sandoz, Inc. (“Sandoz”) with respect to NUCYNTA® related to the ‘364 patent, and a Paragraph IV Notice from Roxane Laboratories, Inc. (“Roxane”) with respect to NUCYNTA® related to the ‘364 and ‘593 patents. In response to those notices, Janssen filed an additional complaint in the United States District Court for the District of New Jersey against Roxane and Sandoz asserting the ‘364 patent against Sandoz and the ‘364 and ‘593 patents against Roxane. In April 2014, Janssen and Sandoz entered into a joint stipulation of dismissal of the case against Sandoz, based on Sandoz’s agreement not to enter the market prior to the expiration of the asserted patents. In June 2014, in response to a Paragraph IV Notice from Roxane with respect to NUCYNTA® ER, Janssen filed a complaint asserting the ‘364 and ‘593 patents against Roxane.

In July 2014, in response to a Paragraph IV Notice from Watson Laboratories, Inc. (“Watson”) with respect to the NUCYNTA® oral solution product and the ‘364 and ‘593 patents, Janssen filed a lawsuit in the United States District Court for the District of New Jersey asserting the ‘364 and ‘593 patents against Watson.

In each of the above lawsuits, Janssen is seeking an Order enjoining the defendants from marketing their generic versions of NUCYNTA® and NUCYNTA® ER before the expiration of the asserted patents.

NUCYNTA® Franchise

Notes to Special Purpose Combined Financial Statements

December 28, 2014 and December 29, 2013

(dollars in thousands unless otherwise noted)

Government Proceedings

Along with other pharmaceutical companies, Janssen has been named in a number of lawsuits alleging claims related to opioid marketing practices. In May 2014, Santa Clara and Orange Counties in California (the “Counties”) filed a complaint in state court in Orange County, California against numerous pharmaceutical manufacturers, including Janssen, alleging claims related to opioid marketing practices, including false advertising, unfair competition, and public nuisance. In June 2014, the City of Chicago filed a complaint in Cook County Circuit Court against several pharmaceutical manufacturers, including Janssen, alleging a number of claims related to opioid marketing practices, including consumer fraud violations and false claims. The case was later removed to the United States District Court for the Northern District of Illinois, and in December 2014, defendants filed a motion to dismiss the City of Chicago’s First Amended Complaint for failure to state a claim. In September 2014, the Tennessee Attorney General Division of Consumer Affairs issued a Request for Information to Janssen related to opioids marketing practices. Because the Parent believes that the potential for an unfavorable outcome is not probable, no amounts have been recorded in these Special Purpose Combined Statements of Revenue and Direct Expenses.

Other

In May 2013, Janssen received a subpoena from the Atlanta Regional Office of the Department of Health and Human Services, Office of Inspector General, seeking production of documents and information regarding: (1) the sales, marketing and promotional practices, including the remuneration of healthcare providers, related to NUCYNTA® and NUCYNTA® ER; and (2) any studies, reports and/or complaints regarding the safety and/or actual or potential side effects of NUCYNTA® and NUCYNTA® ER. In October 2014, the United States Department of Justice (the “DOJ”) informed Janssen that the government’s investigation stemmed from the filing of a qui tam complaint, that the DOJ had formally declined to intervene in the qui tam action, and that the DOJ was closing its investigation related to NUCYNTA® and NUCYNTA® ER. The plaintiff in the qui tam complaint filed a notice of dismissal and the Court dismissed the qui tam action in December 2014.

All liabilities arising out of or relating to legal proceedings and product liability claims relating to products sold prior to transaction closing will be retained by the Parent.

11.                               Subsequent Events

Subsequent events have been evaluated through March 3, 2015, the date these Special Purpose Combined Financial Statements were issued. On January 15, 2015, Janssen entered into an Asset Purchase Agreement with Depomed, Inc. providing for the sale of the Business. Under the terms of the Asset Purchase Agreement, the approximate purchase price is $1.05 billion, subject to customary closing conditions. There are no other subsequent events which have not been disclosed in these Special Purpose Combined Financial Statements.